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                                                                      Exhibit 10

                    DRUEN, DIETRICH, REYNOLDS & KOOGLER, LLP
                                ATTORNEYS AT LAW
                              ONE NATIONWIDE PLAZA
                           COLUMBUS, OHIO 43215-2220

                                 (614) 249-7617
                           FACSIMILE: (614) 249-2418

                                  [LETTERHEAD]


November 5, 1998

VIA EDGAR

Nationwide Investing Foundation III
Three Nationwide Plaza, 26th Floor
Columbus, Ohio 43215

Re: Nationwide Investing Foundation III
    Post-Effective Amendment No. 7
    SEC File Nos. 333-40455, 811-08495

Ladies and Gentlemen:

In connection with the filing of Post-Effective Amendment No. 7 to the Registration Statement for Nationwide Investing Foundation III (the "Amendment"), it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest of Class R Shares of the Nationwide Money Market Fund of the Nationwide Investing Foundation III, when issued for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

We hereby consent to the filing of this opinion as an exhibit to the Amendment.

Very truly yours,

DRUEN, DIETRICH, REYNOLDS & KOOGLER